Explanation of Responses

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	TLC Vision Corporation [“TLCV”]

Date of Event Requiring Statement:	8/1/2007

Explanation of Responses:

Citadel Limited Partnership is the trading manager of Citadel Equity Fund Ltd. and consequently has voting control and investment discretion over securities held by Citadel Equity Fund Ltd., and may be deemed to indirectly control Citadel Equity Fund Ltd. Citadel Investment Group, L.L.C. is the general partner of Citadel Limited Partnership. Kenneth Griffin is the President and Chief Executive Officer of, and the owner of a controlling interest in, Citadel Investment Group, L.L.C.

JOINT FILER INFORMATION

Name:	Citadel Investment Group, L.L.C.

Address:	131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	TLC Vision Corporation [“TLCV”]

Date of Event Requiring Statement:	8/1/07

CITADEL INVESTMENT GROUP, L.L.C.

By: /s/ Matthew B. Hinerfeld
Matthew B. Hinerfeld,
Managing Director and Deputy General Counsel

JOINT FILER INFORMATION

Name:	Citadel Limited Partnership

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	TLC Vision Corporation [“TLCV”]

Date of Event Requiring Statement:	8/1/07

CITADEL LIMITED PARTNERSHIP

By: Citadel Investment Group, L.L.C.,
its General Partner

By: /s/ Matthew B. Hinerfeld
Matthew B. Hinerfeld,
Managing Director and Deputy General Counsel

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:	TLC Vision Corporation [“TLCV”]

Date of Event Requiring Statement:	8/1/07

By: /s/ Matthew B. Hinerfeld
Matthew B. Hinerfeld, attorney-in-fact*

* Matthew B. Hinerfeld is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 4, 2005, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G/A for Komag, Incorporated.